UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05207

ACM INCOME FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  December 31, 2005

Date of reporting period:    December 31, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ACM Income Fund


Annual Report

December 31, 2005

---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

February 17, 2006

Annual Report

This report provides management's discussion of fund performance for ACM Income Fund (the "Fund") for the annual reporting period ended December 31, 2005. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "ACG".

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest a portion of its assets in other fixed-income securities, including those issued by foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures, and employ leverage.

For more information regarding the Fund's risks, please see "A Word About Risk" on page 4 and "Note G-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 41.

Investment Results

The table on page 6 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the six- and 12-month periods ended December 31, 2005.

The Fund outperformed its benchmark for both the six- and 12-month periods ended December 31, 2005. The Fund's use of leverage during the year, and its allocation to emerging market debt, were the primary contributors to the outperformance for both periods. In addition, the Fund's emerging market country selection also added to the Fund's performance. Three of the Fund's largest emerging country weightings (Brazil, Mexico and Russia) posted solid returns, outperforming the U.S.-only investment-grade index. Low international interest rates, ample global liquidity, high commodity export prices and improved economic fundamentals in most emerging countries supported emerging debt bond prices.

Market Review and Investment Strategy

Official interest rates rose in many developed countries during 2005, with U.S. rates gaining the most. The U.S. Federal Reserve (the "Fed") raised official rates another 200 basis points over the course of the year as the U.S. economy forged ahead despite surging oil prices. The Fed Funds rate was 4.25% as of December 31, 2005, 325 basis points higher than when the Fed started tightening 18 months ago. In December 2005, however, the Federal Open Market Committee removed the word "accommodative" from its release, which was widely interpreted to mean that the long period of monetary tightening was approaching a pause.

U.S. fixed-income returns were generally modest during the annual reporting period, reflecting higher U.S. interest rates, a significant flattening of the yield curve and modest spread movement in the non-Treasury sectors. U.S. Treasuries posted a modest return of 2.79%, according to Lehman Brothers, substantially underperforming developed non-U.S. dollar govern-


ACM INCOME FUND o 1


ment bond markets. Investment-grade corporates posted the weakest returns among U.S. bond sectors, returning 1.68%, according to Lehman Brothers. Investment-grade corporate returns were significantly dampened by both increasing event risk as well as a series of downgrades in the auto industry. Mortgage-backed securities returned 2.61%; however, they underperformed like-duration Treasuries, reflecting concerns about extension risk (the risk that mortgage durations will shorten or lengthen rapidly as interest rates fall or rise), and a flood of new supply.

Within the non-benchmark sectors, high yield debt in the U.S. returned 2.74%, according to Lehman Brothers, outperforming investment-grade corporates. High yield spreads remained at historically tight levels for the year, benefiting from low volatility and a historically low default rate. Dampening performance, however, was a greater incidence of idiosyncratic risk--similar to what unfolded in the investment-grade corporate sector--where shareholder-friendly events were on the rise, including an increase in merger and acquisition and leveraged buyout activity. Also, while the default rate remained quite low, it notched higher during the year.

The emerging market debt class posted the strongest returns within fixed-income sectors for the annual period, returning 10.73% according to the J.P. Morgan Emerging Markets Bond Index Global. All 31 countries represented within J.P. Morgan's index posted positive returns with the Latin region at 10.88% edging out non-Latin countries at 10.56%. Emerging market spreads continued to tighten throughout the year for an additional 110 basis points, ending the period at 237 basis points over Treasuries. The emerging markets enjoyed strong investor demand, a favorable low global interest rate environment and strong global liquidity. Additionally, strong capital inflows caused currencies to appreciate, which allowed central banks in almost every emerging country to accumulate reserves--one of the most important technical drivers supporting the sector.

The Fund's three largest emerging market holdings (Brazil, Mexico and Russia) performed strongly during the year. Brazil benefited from lower domestic interest rates while Russia continued to benefit from high oil revenues which it used to help in steadily reducing its external debt. The Fund's portfolio managers (the "managers") correctly anticipated that Russia would be upgraded by Standard & Poor's, which helped to contribute to the Fund's positive performance. Mexico experienced slowing growth with headline inflation below the 3.0% target and central bank easing.

During the period, the Fund generally maintained its allocations to U.S. government, corporate and emerging market debt. Although credit metrics continued to be strong, evidenced by solid corporate earnings, cash flow and a historically low default rate, rising idiosyncratic and systematic risks caused the managers to assume a more cautious risk stance within the Fund's corporate holdings. Spread dispersion by industry was extremely low. As such,


2 o ACM INCOME FUND


the managers continued to focus on security selection as the key to adding value and avoiding problem credits. The Fund's corporate holdings were well diversified by issue and issuer. Within the Fund's emerging market allocation, Brazil and Russia continued to be the Fund's top holdings. Brazil's gross domestic product declined while inflation remained low. Russia continued to benefit from high oil revenues, a steady reduction of external debt and expectations of further rating upgrades.


ACM INCOME FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "ACM IncFd." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 67.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a fund portfolio or the costs and benefits of leverage. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund participates in a credit facility for the purpose of utilizing investment leverage. The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls.

Repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.


(Historical Performance continued on next page)


4 o ACM INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged, and the use of leverage techniques can add to net asset value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300%.

To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Part of the Fund's assets will be invested in foreign securities (including emerging markets) and is subject to greater risk than would a fund with a more diversified asset class portfolio. Since the Fund invests in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


ACM INCOME FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK                                      Returns
PERIODS ENDED DECEMBER 31, 2005                         6 Months      12 Months
-------------------------------------------------------------------------------
  ACM Income Fund (NAV)                                   2.33%           8.32%
  LB U.S. Aggregate Index                                -0.08%           2.43%

The Fund's Market Price per share on December 31, 2005 was $8.28. For additional Financial Highlights, please see page 48.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
12/31/95 TO 12/31/05


ACM Income Fund (NAV): $23,592

LB U.S. Aggregate Index: $18,188

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                                          ACM Income            LB U.S.
                                          Fund (NAV)        Aggregate Index
-------------------------------------------------------------------------------
12/31/95                                   $ 10,000             $ 10,000
12/31/96                                   $ 11,641             $ 10,363
12/31/97                                   $ 13,377             $ 11,363
12/31/98                                   $ 12,256             $ 12,350
12/31/99                                   $ 11,823             $ 12,249
12/31/00                                   $ 14,615             $ 13,674
12/31/01                                   $ 15,070             $ 14,828
12/31/02                                   $ 17,070             $ 16,348
12/31/03                                   $ 20,085             $ 17,018
12/31/04                                   $ 21,780             $ 17,757
12/31/05                                   $ 23,592             $ 18,188

This chart illustrates the total value of an assumed $10,000 investment in ACM Income Fund at net asset value (NAV) (from 12/31/95 to 12/31/05) as compared to the performance of the Fund's benchmark. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on pages 4-5.


6 o ACM INCOME FUND


PORTFOLIO SUMMARY
December 31, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $ 1,889.9


SECURITY TYPE BREAKDOWN*

o  61.1%  U.S. Government and Government Sponsored
          Agency Obligations
o  22.0%  Sovereign Debt Obligations
o   6.7%  Corporate Debt Obligations                        [PIE CHART OMITTED]
o   3.3%  Bank Loans
o   0.1%  Preferred Stock

o   6.8%  Short-Term


* All data are as of December 31, 2005. The Fund's security type is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


ACM INCOME FUND o 7


PORTFOLIO OF INVESTMENTS
December 31, 2005

                                                     Principal
                                                       Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-98.4%
U.S. Treasury Bonds-36.9%
  5.375%, 2/15/31(a)                     U.S.$           1,012      $1,136,760
  6.25%, 5/15/30(b)                                     62,230      77,286,735
  11.25%, 2/15/15(b)                                   160,000     240,900,000
  12.00%, 8/15/13(a)(b)                                 82,000      97,285,292
  12.50%, 8/15/14(a)                                    70,300      89,173,933
  13.25%, 5/15/14(a)                                   150,000     191,027,400
                                                                  ------------
                                                                   696,810,120
U.S. Treasury Notes-17.5%
  1.625%, 1/15/15 TIPS(a)                                2,340       2,351,514
  2.375%, 8/15/06(a)                                    20,000      19,753,900
  2.625%, 5/15/08(b)                                    24,615      23,645,784
  3.00%, 11/15/07(b)                                    50,000      48,753,900
  3.25%, 8/15/07(b)                                     80,000      78,553,120
  3.50%,11/15/09(a)                                        154         149,254
  3.875%, 2/15/13(a)                                     3,030       2,936,852
  4.00%, 9/30/07-11/15/12(a)(b)                         35,409      35,071,942
  4.125%, 5/15/15(a)                                       795         777,578
  4.25%, 11/30/07-8/15/15(a)                            21,020      20,879,354
  4.375%, 8/15/12(a)                                       700         699,918
  4.50%, 11/15/15(b)                                    36,435      36,733,876
  4.75%, 5/15/14(b)                                     58,900      60,333,390
  4.875%, 2/15/12(a)                                       250         256,670
                                                                  ------------
                                                                   330,897,052
U.S. Treasury Strips-15.5%
  Zero coupon, 5/15/17(a)                              260,000     155,719,720
  Zero coupon, 11/15/21(a)                             285,350     136,733,157
                                                                  ------------
                                                                   292,452,877
Federal National Mortgage
  Association-13.5%
  5.00%, 10/25/30-10/25/33(a)                           51,582      50,480,967
  5.375%, 6/07/21(c)                     GBP               144         274,150
  5.50%, 9/25/17-3/25/33(a)              U.S.$          25,150      25,154,449
  5.50%, TBA                                            35,395      35,041,050
  6.50%, 4/25/32-9/25/42(a)                             13,290      13,707,232
  6.50%, TBA                                           127,720     130,992,825
                                                                  ------------
                                                                   255,650,673
Federal Home Loan Mortgage
  Corporation-10.5%
  5.00%, 4/15/16-6/15/31(a)                            127,078     124,649,988
  5.50%, 7/15/17(a)                                     15,680      15,878,890
  5.50%, TBA                                            35,080      34,751,125
  6.00%, 6/01/20-5/15/35(a)                             21,689      21,988,355
                                                                  ------------
                                                                   197,268,358


8 o ACM INCOME FUND


                                                     Principal
                                                       Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Resolution Funding Corp.-3.9%
  Zero coupon, 10/15/20                U.S.$           150,000     $74,351,700
                                                                 -------------
Government National Mortgage
  Association-0.6%
  6.00%, 7/20/32(c)                                      6,560       6,722,439
  7.00%, 12/15/26(a)                                     4,531       4,764,728
                                                                  ------------
                                                                    11,487,167
Total U.S. Government and
  Government Sponsored
  Agency Obligations
  (cost $1,810,320,175)                                          1,858,917,947
                                                                 -------------
SOVEREIGN DEBT OBLIGATIONS-35.5%
Argentina-1.5%
Republic of Argentina
  Zero Coupon, 12/15/35                                  6,338         329,576
  Zero Coupon, 12/15/35                EUR              27,697       1,590,349
  Zero Coupon, 12/15/35                ARS               4,423          67,845
  0.63%, 12/31/38(c)                                     1,285         209,398
  4.005%, 8/03/12 FRN(c)               U.S.$            20,671      18,426,864
  5.83%, 12/31/33(c)                   ARS               1,166         450,832
  7.82%, 12/31/33(c)                   EUR               5,648       5,583,637
  8.28%, 12/31/33(c)                   U.S.$             2,326       1,953,889
                                                                 -------------
                                                                    28,612,390
Belize-0.0%
Government of Belize
  9.50%, 8/15/12(c)                                        142         123,540

Brazil-8.8%
Brazilian Real
  Structured Notes
  Zero Coupon, 9/20/07(d)             BRL              120,551      40,164,549
  Zero Coupon, 1/03/08(d)                               59,180      18,953,501
  Zero Coupon, 1/05/09(d)                               76,692      21,279,206
  Zero Coupon, 1/05/10(d)                              180,614      43,617,512
Republic of Brazil
  8.00%, 1/15/18(c)                   U.S.$              1,144       1,232,660
  8.25%, 1/20/34(c)                                      1,228       1,301,680
  9.25%, 10/22/10(c)                                     1,480       1,653,900
  10.50%, 7/14/14(c)                                     2,137       2,617,825
  11.00%, 8/17/40(b)                                     3,665       4,727,850
  12.00%, 4/15/10(c)                                    13,100      15,949,250
  12.50%, 1/05/16(c)                  BRL                6,870       2,945,377
  12.75%, 1/15/20(c)                  U.S.$              4,532       6,532,878
  14.50%, 10/15/09(c)                                    1,260       1,615,950
Republic of Brazil-DCB FRN
  Series L
  5.25%, 4/15/12(c)                                      2,936       2,899,818
                                                                 -------------
                                                                   165,491,956


ACM INCOME FUND o 9


                                                     Principal
                                                       Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Bulgaria-0.0%
  Republic of Bulgaria
  8.25%, 1/15/15(d)                      U.S.$             346   $     416,930
                                                                 -------------
Colombia-1.0%
Republic of Colombia
  10.75%, 1/15/13(c)                                     1,239       1,536,360
  11.75%, 3/01/10(c)                     COP        14,062,000       6,912,981
  11.75%, 2/25/20(c)                     U.S.$           7,404      10,273,050
  12.00%, 10/22/15(c)                    COP         1,650,000         863,557
                                                                 -------------
                                                                    19,585,948
Dominican Republic-0.1%
Dominican Peso Structured Note
  Zero Coupon, 12/11/06(d)               DOP            13,100         327,000
Dominican Republic
  9.50%, 9/27/11(d)*                     U.S.$           1,166       1,229,990
                                                                 -------------
                                                                     1,556,990
Ecuador-0.1%
Republic of Ecuador
  9.00%, 8/15/30(d)(e)                                     470         423,000
  9.375%, 12/15/15(d)                                      810         759,375
                                                                 -------------
                                                                     1,182,375
El Salvador-0.1%
Republic of El Salvador
  7.625%, 9/21/34(d)                                       527         570,477
  7.65%, 6/15/35(d)                                        449         462,470
                                                                 -------------
                                                                     1,032,947
France-0.0%
French Treasury Note
  3.00%, 1/12/10(c)                      EUR               600         710,273

Germany-0.7%
Deutschland Republic
  5.25%, 1/04/08(c)                                     10,000      12,371,873

Indonesia-0.5%
Indonesian Rupiah Structured Notes
  14.00%, 6/17/09(d)                     IDR         4,000,000         414,230
  14.25%, 6/19/13(d)                                80,000,000       8,406,556
Republic of Indonesia
  6.75%, 3/10/14(d)                      U.S.$             965         965,000
  7.25%, 4/20/15(d)                                        362         370,688
                                                                 -------------
                                                                    10,156,474
Japan-0.5%
Government of Japan
  0.1%, 6/20/06(c)                       JPY         1,121,000       9,509,513
                                                                 -------------


10 o ACM INCOME FUND


                                                     Principal
                                                       Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Lebanon-0.1%
Lebanese Republic
  7.875%, 5/20/11(d)                     U.S.$             270        $276,750
  10.125%, 8/06/08(d)                                      875         939,750
  11.625%, 5/11/16(c)                                      120         148,080
                                                                 -------------
                                                                     1,364,580
Mexico-5.8%
Mexican Bonos
  8.00%, 12/19/13(c)                     MXP            20,204       1,872,526
  9.00%, 12/22/11(c)                                   324,550      31,818,568
  9.00%, 12/20/12(c)                                   384,204      37,760,998
  10.00%, 12/05/24(c)                                  213,891      22,823,009
United Mexican States
  6.375%, 1/16/13(c)                     U.S.$           2,626       2,787,499
  7.50%, 1/14/12(c)                                        775         863,350
  8.00%, 9/24/22(c)                                      2,170       2,669,100
  8.125%, 12/30/19(c)                                    3,775       4,643,250
  9.875%, 2/01/10(c)                                     2,180       2,556,050
  11.375%, 9/15/16(c)                                    1,201       1,768,472
                                                                 -------------
                                                                   109,562,822
Panama-0.3%
Republic of Panama
  7.125%, 1/29/26(c)                                     2,540       2,571,750
  8.875%, 9/30/27(c)                                       972       1,156,680
  9.375%, 7/23/12-4/01/29(c)                               283         341,843
  9.625%, 2/08/11(c)                                       288         336,672
  10.75%, 5/15/20(c)                                       730       1,012,145
                                                                 -------------
                                                                     5,419,090
Peru-0.7%
Peru Bono Soberano
  8.60%, 8/12/17(c)                      PEN             7,350       2,196,873
  9.91%, 5/05/15(c)                                      1,600         524,019
Republic of Peru
  7.35%, 7/21/25(c)                      U.S.$           2,053       2,022,205
  8.375%, 5/03/16(c)                                     3,672       4,030,020
  8.75%, 11/21/33(c)                                     4,120       4,635,000
  9.875%, 2/06/15(c)                                       557         667,843
                                                                 -------------
                                                                    14,075,960
Philippines-1.1%
Republic of Philippines
  8.875%, 3/17/15(c)                                     3,135       3,445,365
  9.00%, 2/15/13(c)                                        450         497,250
  9.50%, 2/02/30(c)                                      7,648       8,959,632
  9.875%, 1/15/19(c)                                       750         888,000
  10.625%, 3/16/25(c)                                    6,182       7,882,050
                                                                 -------------
                                                                    21,672,297
Poland-0.3%
Poland Government Bond
  5.75%, 3/24/10(c)                      PLN            17,626       5,587,225
                                                                 -------------


ACM INCOME FUND o 11


                                                     Principal
                                                       Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Russia-6.2%
Russian Federation
  5.00%, 3/31/30(d)                      U.S.$          98,755    $111,346,263
  11.00%, 7/24/18(d)                                       490         722,260
Russian Ministry of Finance
  3.00%, 5/14/08(c)                                      5,320       5,034,316
  3.00%, 5/14/11(c)                                        700         623,910
                                                                 -------------
                                                                   117,726,749
South Korea-1.0%
Republic of South Korea
  5.25%, 12/10/10(d)                     KRW        18,756,130      18,404,991
                                                                 -------------
Spain-0.0%
Kingdom of Spain
  5.25%, 4/06/29(c)                      GBP               109         213,314
                                                                 -------------
Turkey-5.0%
Republic of Turkey
  7.375%, 2/05/25(c)                     U.S.$             462         475,860
  11.00%, 1/14/13(c)                                     1,860       2,360,340
  11.50%, 1/23/12(c)                                       860       1,090,050
  11.75%, 6/15/10(c)                                       623         763,175
  11.875%, 1/15/30(c)                                      836       1,282,424
Turkish Lira Structured Notes
  Zero coupon, 2/23/06(d)                TRY            55,243      40,161,862
  Zero coupon, 1/25/07(d)                                  914         588,333
  Zero coupon, 6/28/07(d)                               78,561      48,000,953
                                                                 -------------
                                                                    94,722,997
Ukraine-0.1%
Government of Ukraine
  6.875%, 3/04/11(d)                     U.S.$             302         311,060
  7.65%, 6/11/13(d)                                        157         169,560
  11.00%, 3/15/07(d)                                       774         805,226
                                                                 -------------
                                                                     1,285,846
United Kingdom-0.3%
United Kingdom Gilt
  4.25%, 6/07/32-3/07/36(c)              GBP              1,44      52,590,476
  5.00%, 3/07/08-3/07/25(c)                                284         530,957
  8.00%, 6/07/21(c)                                        541       1,342,124
  8.75%, 8/25/17(c)                                        210         516,039
                                                                 -------------
                                                                     4,979,596
Uruguay-0.3%
Republic of Uruguay
  7.25%, 2/15/11(c)                      U.S.$             500         508,250
  7.50%, 3/15/15(c)                                      4,120       4,212,700
  7.875%, 1/15/33 PIK(c)                                   421         423,741
  9.25%, 5/17/17(c)                                        980       1,107,400
                                                                 -------------
                                                                     6,252,091


12 o ACM INCOME FUND


                                                     Principal
                                                       Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Venezuela-1.0%
Republic of Venezuela
  5.193%, 4/20/11 FRN(d)                 U.S.$             420        $409,710
  8.50%, 10/08/14(c)                                        99         108,553
  9.25%, 9/15/27(c)                                      9,743      11,545,455
  10.75%, 9/19/13(c)                                     5,092       6,283,528
                                                                 -------------
                                                                    18,347,246
                                                                 -------------
Total Sovereign Debt Obligations
  (cost $567,199,344)                                              670,366,013
                                                                 -------------
CORPORATE DEBT OBLIGATIONS-10.7%
Corporate Debt - High Yield
  Obligations-6.7%
Amtrol, Inc.
  10.625%, 12/31/06(c)                                     625         596,875
Antenna TV SA
  7.25%, 2/15/15(d)                      EUR                10          11,573
Ardagh Glass Finance BV
  8.875%, 7/01/13(d)                                         3           3,232
Associated Materials, Inc.
  11.25%, 3/01/14(c)(f)*                 U.S.$          12,545       6,147,050
AT&T Corp.
  9.75%, 11/15/31(c)                                     1,000       1,256,124
Banco BMG SA
  9.15%, 1/15/16(d)                                        300         295,800
Berry Plastics Corp.
  10.75%, 7/15/12(c)                                     3,820       4,106,500
Central Bank of Nigeria
  6.25%, 11/15/20(c)                                     1,750       1,763,125
Central European Distribution Corp.
  8.00%, 7/25/12(d)                      EUR                78         100,424
Chaoda Modern Agriculture
  7.75%, 2/08/10(d)                      U.S.$             423         415,597
Charter Communications Holdings
  11.00%, 10/01/15(d)*                                   4,009       3,367,660
  11.75%, 5/15/14(d)(f)                                 10,000       5,550,000
Citigroup (JSC Severstal)
  9.25%, 4/19/14(d)                                        230         248,975
Cognis GmbH
  9.50%, 5/15/14(d)                      EUR                 5           6,334
Deutsche Bank AG for Gazstream SA
  5.625%, 7/22/13(d)                     U.S.$             237         234,630
Digicel, Ltd.
  9.25%, 9/01/12(d)                                      1,426       1,465,215
Eircom Funding
  8.25%, 8/15/13(c)                      EUR                10          13,112
Evraz Group SA
  8.25%, 11/10/15(d)                     U.S.$           5,502       5,441,478


ACM INCOME FUND o 13


                                                     Principal
                                                       Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Fairfax Financial Holdings Ltd.
  7.375%, 4/15/18(c)*                     U.S.$          4,883      $4,026,986
  8.30%, 4/15/26*                                        5,000       4,145,045
Freeport-McMoran Copper & Gold, Inc.
  10.125%, 2/01/10(c)                                      500         549,375
Gazprom OAO
  9.625%, 3/01/13(d)                                     3,180       3,830,974
General Motors Acceptance Corp
  6.75%, 12/01/14*                                      10,000       8,996,210
  8.00%, 11/01/31(c)                                     8,000       7,663,048
Hawaiian Telecom Communications, Inc.
  12.50%, 5/01/15(d)*                                    4,940       4,618,900
Heckler & Koch GmbH
  9.25%, 7/15/11(d)                       EUR                5           6,748
Hertz Corporation
  10.50%, 1/01/16(d)                      U.S.$          2,690       2,770,700
Inmarsat Finance PLC
  10.375%, 11/15/12(c)(f)                                7,475       6,232,281
Kazkommerts International BV
  8.50%, 4/16/13(d)                                        125         136,175
Kyivstar
  7.75%, 4/27/12(d)                                        100         101,320
  10.375%, 8/17/09(d)                                      200         220,720
Legrand S.A.
  8.50%, 2/15/25(c)                                         10          12,025
Mobifon Holdings BV
  12.50%, 7/31/10(c)                                     5,205       6,037,800
Mobile Telesystems Finance S.A.
  9.75%, 1/30/08(d)*                                     1,185       1,256,100
NCL Corp.
  10.625%, 7/15/14(c)                                    4,845       5,002,462
Newpage Corp.
  10.00%, 5/01/12*                                       3,000       2,947,500
Noble Group Ltd.
  6.625%, 3/17/15(d)                                       560         515,697
Paxson Communications Corp.
  10.776%, 1/15/13(d)(f)                                 7,000       6,728,750
Quality Distribution LLC
  9.00%, 11/15/10(c)                                     1,775       1,581,969
Rainbow National Services LLC
  10.375%, 9/01/14(d)                                    2,500       2,800,000
Reliant Energy Inc.
  9.50%, 7/15/13(c)                                      4,800       4,812,000
Rural Cellular Corp.
  9.75%, 1/15/10(c)*                                     6,500       6,565,000
Russian Standard Finance SA
  7.50%, 10/07/10(d)                                       386         375,867
Select Medical Corp.
  9.933%, 9/15/15 FRN(d)*                                5,000       5,025,000
SGL Carbon Luxembourg SA
  8.50%, 2/01/12(d)                       EUR               10          12,964


14 o ACM INCOME FUND


                                                     Principal
                                                       Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
SunGard Data Systems, Inc.
  9.125%, 8/15/13(d)*                      U.S.$         5,000      $5,175,000
Time Warner Telecom Inc
  10.125%, 2/01/11(c)*                                   3,465       3,629,587
Tyumen Oil Co.
  11.00%, 11/06/07(d)                                       90          97,686
Willis Group N America
  5.125%, 7/15/10(c)                                       500         498,494
                                                                 -------------
Total Corporate Debt-High Yield
  Obligations
  (cost $129,254,603)                                              127,396,087
                                                                 -------------
Corporate Debt - High Grade
  Obligations-4.0%
Abbey National PLC
  7.037%, 2/14/26(c)(e)                    GBP              29          61,589
Aegon NV
  6.125%, 12/15/31(c)                                       26          53,098
AFC Capital Trust I
  8.207%, 2/03/27(c)                       U.S.$         1,025       1,084,636
AK Steel Corp.
  7.875%, 2/15/09(c)*                                    6,000       5,700,000
Allied Irish Banks PLC
  5.25%, 9/01/15(c)                        GBP             200         349,853
Amerada Hess Corp.
  7.125%, 3/15/33(c)                       U.S.$         1,085       1,231,601
America Movil S.A. de C.V.
  6.375%, 3/01/35(c)                                       279         275,178
Aries Vermogensverwaltng
  9.60%, 10/25/14(d)                                    11,750      15,197,450
Australia & New Zealand Banking
  Group Ltd.
  4.875%, 12/22/08(c)                      GBP             173         299,882
Aviva PLC
  5.902%, 7/27/20(c)                                        40          72,287
Bank of Scotland Capital Funding
  8.117%, 5/31/10(d)(e)                                     90         174,881
Barclays Bank
  8.55%, 9/29/49(d)                        U.S.$           638         736,047
  9.875%, 5/12/08(c)                       GBP             195         373,373
Berkley W R Corp.
  6.15%, 8/15/19(c)                        U.S.$           100         100,635
British Sky Broadcasting PLC
  7.75%, 7/09/09(c)                        GBP              94         176,087
British Telecommunications PLC
  7.125%, 2/15/11(c)(e)                    EUR           1,500       2,074,506
  8.625%, 3/26/20(c)                       GBP              34          76,712
BSKYB Finance UK PLC
  5.625%, 10/15/15(d)                      U.S.$           350         348,381
  5.75%, 10/20/17(d)                       GBP             179         316,032


ACM INCOME FUND o 15


                                                     Principal
                                                       Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Capital One Bank
  6.50%, 6/13/13(c)                        U.S.$         1,200      $1,274,926
CIT Group, Inc.
  5.50%, 12/15/08(c)                       GBP             175         306,583
Citigroup, Inc.
  5.875%, 7/01/24(c)                                        32          62,424
Clear Channel Communications, Inc.
  5.75%, 1/15/13(c)                        U.S.$           220         215,696
Columbia/HCA HealthCare Corp.
  6.25%, 2/15/13(c)                                        175         175,124
  7.58%, 9/15/25(c)                                        630         641,821
  7.69%, 6/15/25(c)                                        355         368,636
Comcast Corp.
  4.95%, 6/15/16(c)                                      1,400       1,320,686
Comerica Bank
  8.375%, 7/15/24(c)                                     2,000       2,406,692
Commonwealth Bank of Australia
  4.875%, 12/19/23(c)                      GBP             180         312,939
Danske Bank A/S
  5.563%, 3/16/17(c)                                        46          82,618
Duke Capital Corp.
  5.50%, 3/01/14(c)                        U.S.$           500         498,067
  6.25%, 2/15/13(c)                                      1,500       1,562,136
Emap PLC
  6.25%, 12/09/13(c)                       GBP             124         225,746
European Investment Bank
  9.50%, 12/09/09(c)                                       223         453,289
Farmers Exchange Capital
  7.05%, 7/15/28(d)                        U.S.$           200         211,541
Farmers Insurance Exchange
  8.625%, 5/01/24(d)                                       250         303,444
FirstEnergy Corp.
  6.45%, 11/15/11(c)                                       243         257,579
  7.375%, 11/15/31(c)                                      491         579,365
Foodcorp Ltd.
  8.875%, 6/15/12(d)                       EUR             194         253,791
Ford Motor Co.
  6.375%, 2/01/29(c)                       U.S.$           300         189,000
Ford Motor Credit Co.
  4.95%, 1/15/08(c)                                        152         136,191
  6.625%, 6/16/08(c)                                       454         411,803
  7.00%, 10/01/13(c)                                     1,500       1,281,685
Friends Provident PLC
  6.292%, 7/01/15(c)                       GBP             174         313,256
General Electric Capital Corp.
  5.375%, 12/18/40(c)                                       41          79,553
General Motors Corp.
  7.75%, 3/15/36(c)(f)                     U.S.$         1,742         391,950
Goldman Sachs Group, Inc.
  6.125%, 2/14/17(c)                       GBP              45          85,195


16 o ACM INCOME FUND


                                                     Principal
                                                       Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
HBOS PLC
  5.75%, 11/28/25(c)(e)                    GBP              32      $   60,027
HSBC Bank USA
  4.625%, 4/01/14(c)                       U.S.$         1,000         960,149
ILFC E-Capital Trust I
  5.90%, 12/21/65(d)                                       750         752,947
ING Bank NV
  7.00%, 10/05/10(c)                       GBP             155         292,056
Inter-American Development Bank
  9.75%, 5/15/15(c)                                        173         419,868
International Lease Finance Corp.
  3.50%, 4/01/09(c)                        U.S.$           496         472,124
Investec Finance PLC
  7.75%, 3/01/16(c)(e)                     GBP              83         154,353
Ipalco Enterprises, Inc.
  8.375%, 11/14/08(c)                      U.S.$           100         104,750
J.P. Morgan Chase & Co.
  5.125%, 9/15/14(c)                                       250         247,478
  6.625%, 3/15/12(c)                                     1,400       1,508,650
KFW International Finance
  5.375%, 12/07/11(c)                      GBP             125         225,523
Legal & General Finance PLC
  5.875%, 4/05/33(c)                                        26          52,385
Liberty Mutual Group, Inc.
  5.75%, 3/15/14(d)                        U.S.$           170         167,803
Lloyds TSB Capital
  7.834%, 2/07/15(c)(e)                    GBP              49         101,215
Marks & Spencer PLC
  5.625%, 3/24/14(c)                                       204         355,528
MBNA Europe Funding PLC
  6.00%, 11/12/10(c)                                        70         127,132
Merrill Lynch & Co.
  6.00%, 2/17/09(c)                        U.S.$           100         103,124
Mizuho Finance
  5.79%, 4/15/14(d)                                        100         103,307
  8.375%, 12/29/49(c)                                    2,295       2,486,633
MM02 PLC
  7.625%, 1/25/12(c)                       GBP             135         261,624
Morgan Stanley
  5.125%, 11/30/15(c)                                      100         173,733
National Capital Trust I
  5.62%, 12/17/18(d)(e)                                     43          77,996
Nationwide Building Society
  5.25%, 2/12/18(c)(e)                                      65         114,521
Northern Rock PLC
  5.75%, 2/28/17(c)(e)                                     169         304,000
PanAmSat Corp.
  10.375%, 11/01/14(c)(f)                  U.S.$         8,405       5,883,500
Prudential PLC
  6.125%, 12/19/31(c)                      GBP              27          53,523


ACM INCOME FUND o 17


                                                     Principal
                                                       Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Resona Bank Ltd.
  4.125%, 9/27/12(d)                       EUR              67      $   78,760
  5.85%, 4/15/16(d)                        U.S.$           138         137,417
Resona Preferred Global Securities
  7.191%, 7/30/15(d)                                       160         169,756
Rexam PLC
  7.125%, 3/27/09(c)                       GBP              58         105,614
Rogers Cable, Inc.
  5.50%, 3/15/14(c)                        U.S.$           360         337,050
Royal & Sun Alliance Insurance
  8.50%, 12/08/14(c)(e)                    GBP              45          92,303
Royal Bank of Scotland Group PLC
  5.625%, 6/07/32(c)(e)                                     85         160,575
  7.387%, 12/31/10(c)                                      117         223,037
Santander Central Hispano Issue Ltd.
  6.80%, 11/29/10(c)                                        83         155,576
  7.25%, 12/07/11(c)                                        70         135,016
SBC Jersey
  8.75%, 12/18/25(c)                                       118         308,715
SLM Student Loan Trust
  5.15%, 9/17/15(d)                                        100         180,054
South Wales Electricity
  9.25%, 11/09/20(c)                                        19          46,847
Southern Peru Copper Corp.
  6.375%, 7/27/15(d)                       U.S.$           100          99,818
Sprint Capital Corp.
  8.75%, 3/15/32(c)                                      5,663       7,515,254
Standard Chartered Bank
  6.75%, 4/27/09(c)                        GBP             100         182,228
Svenska Handelsbanken
  6.125%, 3/04/09(c)                                       169         301,754
Telecom Italia Capital SA
  5.25%, 10/01/15(c)                       U.S.$           600         582,769
Telecom Italia SpA
  5.625%, 12/29/15(c)                      GBP              50          87,891
Tengizchevroil Fin Co
  6.124%, 11/15/14(d)                      U.S.$         2,172       2,208,924
Time Warner Entertainment Co. LP
  8.38%, 3/15/23(c)                                        145         167,665
Union Carbide Corp.
  7.75%, 10/01/96(c)                                     1,785       1,908,656
Vodafone Group PLC
  5.625%, 12/04/25(c)                      GBP             181         333,114
Western Power Distribution LLC
  5.875%, 3/25/27(c)                                        30          57,561
Westpac Banking Corp.
  5.875%, 4/29/18(c)                                        60         110,564
WMC Finance USA
  5.125%, 5/15/13(c)                       U.S.$           500         497,818
WPP Finance Corp.
  5.875%, 6/15/14(c)                                       180         182,683


18 o ACM INCOME FUND


                                                     Principal
                                                       Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Yorkshire Power Finance
  7.25%, 8/04/28(c)                        GBP              86     $   186,225
Zurich Capital Trust
  8.376%, 6/01/37(d)                       U.S.$           253         273,812
Zurich Finance PLC
  6.625%, 10/02/22(c)(e)                   GBP              94         181,288
                                                                   -----------
Total Corporate Debt-High Grade
  Obligations
  (cost $73,488,643)                                                75,676,657
                                                                   -----------
Total Corporate Debt Obligations
  (cost $202,743,246)                                              203,072,744
                                                                   -----------
BANK LOANS-5.3%
ACCO Brands Corporation
  5.91-6.12%, 8/15/12                      U.S.$           998       1,007,682
Allegheny Energy Supply
  Company, LLC
  5.76-6.41%, 3/08/11                                      712         719,584
Allied Waste North America, Inc.
  4.17-6.39%, 1/15/12                                    1,913       1,922,734
American Achievement Corp.
  6.92-8.75%, 3/31/11                                    1,280       1,296,496
American Safety Razor Company
  7.15%, 8/28/12                                         1,392       1,409,484
Amscan 1TL
  7.37%,12/21/12                                           500         494,375
Atlantic Broadband Finance, LLC
  7.20%, 6/30/11                                         1,000       1,011,875
Aveta Holdings TLB GS
  8.03%, 3/31/06                                           648         647,619
Basell TLB
  6.90%, 9/30/15                                           500         507,344
Basell TLC
  7.24%, 9/30/16                                           500         507,344
Builders FirstSource, Inc.
  6.19%, 7/11/11                                           178         178,519
Butler Animal Health Supply, LLC
  7.44-9.00%, 6/01/11                                    1,990       2,004,925
Calgen 1TL Ommerc BRL SC
  8.135%, 4/01/09                                          500         518,215
Cellnet Technology, Inc.
  7.53%, 4/22/12                                           995       1,004,950
Central Garden & Pet Company
  6.12-6.13%, 5/30/09                                      990       1,002,287
Cheniere LNG Holdings, LLC
  6.95%, 9/30/12                                         1,496       1,506,070
CII Carbon, LLC
  6.56%, 8/18/12                                           995       1,003,706
Cognis Deutschland GMBH & Co.
  9.30%, 11/15/13                                        1,000       1,019,500


ACM INCOME FUND o 19


                                                     Principal
                                                       Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Coinstar, Inc.
  6.10%, 7/01/11                           U.S.$           823      $  828,199
Consolidated Communications, Inc.
  5.77-6.11%, 10/14/11                                   1,330       1,338,827
DaVita Inc.
  6.40-6.94%, 4/30/12                                      958         970,495
Delphi Corp TL JP PR
  12.75%, 6/14/11                                        1,500       1,560,312
Doubleclick, Inc.
  8.34%, 6/14/12                                           998       1,007,475
DynCorp International LLC
  6.81-7.43%, 2/08/11                                      995         997,488
Eagle Rock TLA
  6.79%, 12/01/12                                        1,500       1,503,750
F & W Publications
  10.90%, 1/12/13                                          500         453,334
General Growth Properties, Inc.
  6.39%, 12/01/08                                        1,983       1,994,930
Graham Packaging Company, L.P.
  8.81%, 3/04/12                                         1,000       1,016,250
Harlan TL
  8.75%, 12/19/11                                          500         503,438
Hawaiian Telecom
  Communications, Inc.
  6.78%, 10/31/12                                        1,000       1,005,000
HealthSouth Corporation
  4.12%, 3/21/10                                           213         213,031
  6.89%, 3/02/11                                           784         785,521
Hertz Corp DDW
  1.125%, 12/21/12                                          39          39,537
Hertz Corp LOC
  4.50%, 12/21/12                                           33          33,734
Hertz Corp TL
  8.50%, 12/21/12                                          228         230,338
Hexion Specialty Chemicals
  6.87-7.06%, 5/25/12                                    1,991       2,017,040
HIT Entertainment, Inc.
  6.46%, 8/05/12                                         1,000       1,001,750
Huntsman International LLC
  6.12%, 12/31/10                                        1,155       1,160,702
IPC Acquisition Corp.
  7.13-7.19%, 7/31/11                                      499         502,906
Jarden Corporation
  6.28%, 1/24/12                                           953         954,797
  6.53%, 1/01/12                                           948         951,660
Keystone Automotive TL
  6.88%, 12/30/12                                        1,000       1,002,500
Kranson Industries, Inc.
  7.28%, 7/31/11                                           985         994,850
La Paloma Generating Company, LLC
  6.11-6.27%, 8/16/12                                    1,941       1,958,287


20 o ACM INCOME FUND


                                                     Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Lion Gables Realty Limited
  Partnership
  6.09-6.15%, 9/06/06                      U.S.$           937    $    940,884
Longyear Holdings, Inc.
  7.53%, 7/18/12                                           500         505,000
Maax, Inc.
  7.23-7.52%, 6/01/11                                    1,740       1,714,114
MetroPCS Wireless, Inc.
  8.25-8.88%, 5/03/11                                    2,200       2,256,833
MGM Holdings II
  6.78%, 3/15/12                                         3,500       3,520,682
Motorsport Aftermarket Group, Inc.
  7.78%, 12/31/11                                        1,481       1,486,284
Mueller Group LLC
  6.46-6.65%, 10/30/12                                   2,693       2,712,103
NewPage Corp.
  7.56%, 4/15/11                                           998       1,007,475
NewQuest, Inc.
  7.52%, 3/01/11                                           925         934,250
Ntelos, Inc.
  9.39%, 2/24/12                                         1,000       1,006,250
Owens-Illinois Group, Inc.
  6.15%, 4/01/08                                           788         792,863
PanAmSat Corporation
  6.43-6.48%, 7/01/11                                      982         990,415
Penn National Gaming, Inc.
  5.97-6.28%, 5/03/12                                    2,494       2,521,027
PQ Corporation
  6.56%, 1/24/12                                         1,985       2,004,850
Prestige Brands, Inc.
  6.31-8.50%, 4/05/11                                    2,665       2,686,572
Rainbow National Services LLC
  7.18%, 3/31/12                                         2,978       2,996,109
Rayovac Corporation
  6.17-6.78%, 2/07/12                                    1,987       1,995,769
Regency Gas Services, LLC
  6.78%, 5/15/10                                         1,985       2,007,331
Reliant Energy, Inc.
  6.08-6.56%, 12/22/10                                     916         912,434
Riverside Energy Center
  8.49%, 6/22/11                                         1,611       1,659,646
Rocky Mountain Energy Center, LLC
  4.14-8.49%, 6/22/11                                    1,243       1,279,777
Sealy Mattress Company
  6.11-6.16%, 4/15/13                                    1,593       1,608,850
SemCrude, L.P.
  6.61-6.74%, 3/16/11                                      823         831,960
Smurfit Stone Container
  4.29%, 10/01/10                                          349         352,213
  6.56-6.75%, 10/01/11                                   1,010       1,018,042


ACM INCOME FUND o 21


                                                     Shares or
                                                     Principal
                                                       Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Spanish Broadcasting System, Inc.
  8.02%, 5/15/13                           U.S.$         1,000      $1,012,500
SSA Global TL
  6.52%, 9/28/11                                         1,496       1,503,731
Stewart Enterprises
  5.77-6.25%, 11/01/11                                     474         478,824
SunGard Data Systems Inc.
  6.81%, 1/15/13                                         1,990       2,001,401
Swett & Crawford 2LL
  11.12%, 11/10/12                                         500         503,750
Telcordia TLB
  7.09%, 9/15/12                                           500         494,688
Texas Genco LLC
  6.36-6.38%, 12/14/11                                   1,981       1,984,247
Universal City Development
  Partners, Ltd.
  6.15-6.53%, 6/09/11                                      990       1,001,138
UPC Broadband Holding B.V.
  6.80%, 3/03/12                                         1,000       1,008,214
VWR International, Inc.
  6.69%, 4/05/11                                         2,204       2,230,525
William Carter Company
  5.65-5.81%, 6/29/12                                    1,720       1,735,896
WMG Acquisitions Corporation
  6.19-6.59%, 3/22/11                                    3,432       3,465,129
                                                                    ----------
Total Bank Loans
  (cost $99,344,676)                                                99,950,636
                                                                    ----------
CONVERTIBLE - PREFERRED STOCKS-0.1%
USB Capital VIII
  6.35%(c)
  (cost $975,000)                                       39,000         970,574
                                                                    ----------
NON-CONVERTIBLE - PREFERRED STOCKS-0.1%
Banco Santander
  6.41%(c)                                               4,000         100,400
Metlife Inc
  6.50%(c)                                                  40       1,036,800
Zurich Funding Trust
  1.71%(d)(e)                                              500         502,969
                                                                     ---------
Total Non-Convertible Preferred Stocks
  (cost $1,611,500)                                                  1,640,169
                                                                     ---------
WARRANTS-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20(c)                         4,500          99,000


22 o ACM INCOME FUND


                                                     Principal
                                                       Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Republic of Venezuela
  Warrants, expiring 4/15/20(g)                          1,785  $            0
                                                                --------------
Total Warrants
  (cost $0)                                                             99,000
                                                                --------------
SHORT-TERM INVESTMENTS-11.0%
Repurchase Agreement-6.3%
Merrill Lynch & Co. 4.17%, 12/30/05,
  due 1/03/06 in the amount of
  $119,413,831 (collateralized by
  $38,430,000 FFCB 5.625%,
  10/19/20; value-$38,054,000,
  $12,905,000 FHLB, 3.625%,
  1/15/08; value-$12,602,000,
  $38,900,000 FHLB, 4.11%,
  3/10/10; value-$37,518,000,
  $32,500,000 FNMA, 3.875%,
  11/17/08; value-$31,226,000)
  (cost $119,400,000)                     U.S.$        119,400     119,400,000
                                                                --------------
Time Deposit-0.6%
State Street Time Deposit
  3.60%, 1/03/06
  (cost $11,838,000)                                    11,838      11,838,000
                                                                --------------
U.S. Treasury Obligations-4.1%
U.S. Treasury Bills
  3.495%, 1/19/06(a)                                    48,000      47,916,144
  3.965%, 2/02/06(a)(h)                                 29,000      28,906,852
                                                                --------------
  (cost $76,813,760)                                                76,822,996
                                                                --------------
Total Short-Term Investments
  (cost $208,051,760)                                              208,060,996
                                                                --------------
Total Investments Before Security
  Lending Collateral-161.1%
  (cost $2,890,245,701)                                          3,043,078,079
                                                                --------------
INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-3.2%
Short-Term Investment
UBS Private Money Market Fund, LLC
  4.15%
  (cost $62,078,054)                                62,078,054      62,078,054
                                                                --------------
Total Investments-164.3%
  (cost $2,952,323,755)                                          3,105,156,133
Other assets less liabilities-(64.3%)                           (1,215,230,530)
                                                                --------------
Net Assets-100.0%                                               $1,889,925,603
                                                                ==============


ACM INCOME FUND o 23


FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                     Value at
              Number of  Expiration   Original     December 31,    Unrealized
Type          Contracts     Month      Value           2005       Depreciation
-------------------------------------------------------------------------------
5 Year Swap                 March
Futures         3,830       2006    $399,365,375   $401,617,802   $ (2,252,427)

U.S. Treasury
5 Year                      March
Futures           521       2006      55,112,031     55,405,964       (293,933)

U.S. Treasury
10 Year                     March
Futures         4,576       2006     496,724,359    500,650,642     (3,926,283)

U.S. Treasury
20 Year                     March
Futures           194       2006      21,818,938     22,152,699       (333,761)
                                                                  ------------
                                                                  $ (6,806,404)

FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                     U.S. $
                      Contract      Value on         U.S. $        Unrealized
                       Amount      Origination      Current       Appreciation/
                        (000)         Date           Value       (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:

British Pound,
  settling 1/17/06        1,322    $ 2,334,393    $ 2,274,543     $   (59,850)
  settling 2/21/06          153        267,765        262,526          (5,239)
Canadian Dollar,
  settling 2/13/06       13,095     11,258,362     11,279,697          21,335
Euro,
  settling 1/18/06        2,165      2,550,249      2,565,738          15,489
  settling 2/15/06        3,564      4,277,680      4,230,450         (47,230)
Japanese Yen,
  settling 2/22/06      987,427      8,535,041      8,428,690        (106,351)
Mexican Peso,
  settling 2/21/06      159,970     14,800,000     14,951,824         151,824
South African Rand,
  settling 1/17/06        3,261        485,594        514,662          29,068
South Korean Won,
  settling 1/26/06   19,544,302     18,870,621     19,339,688         469,067
  settling 2/24/06   19,107,210     18,464,640     18,914,222         449,582


Sale Contracts:

British Pound,
  settling 2/27/06       10,588     18,443,425     18,213,780         229,645
Canadian Dollar,
  settling 2/13/06       28,751     25,001,246     24,765,749         235,497
Euro,
  settling 1/17/06          659        792,618        781,544          11,074
  settling 1/18/06        6,715      8,155,581      7,958,406         197,175
  settling 2/15/06       16,942     20,431,818     20,110,421         321,397
Mexican Peso,
  settling 2/21/06      522,212     47,322,666     48,809,223      (1,486,557)
  settling 3/22/06      519,512     47,804,222     48,435,168        (630,946)
Polish Zloty
 settling 1/06/06        18,681      5,524,231      5,750,724        (226,493)
South Korean Won,
  settling 2/24/06   18,733,040     18,400,000     18,543,831        (143,831)


24 o ACM INCOME FUND


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                          Notional                                 Unrealized
Swap Counterparty &        Amount     Interest    Termination     Appreciation/
Referenced Obligation       (000)       Rate          Date       (Depreciation)
-------------------------------------------------------------------------------

Buy Contracts:

Citibank N.A.
  Republic of Brazil
  12.25%, 3/06/30            1,230      4.07%        8/20/15     $    (112,365)
Citigroup Global
  Markets, Inc.
  Republic of Brazil
  12.25%, 3/06/30              920      4.14         4/20/10           (84,175)
Citigroup Global
  Markets, Inc.
  Republic of Colombia
  8.375%, 2/15/27            1,900      3.02         1/20/10          (142,610)
Citigroup Global
  Markets, Inc.
  Republic of Hungary
  4.50%, 2/06/13            10,250      0.50        11/26/13           (98,138)
Citigroup Global
  Markets, Inc.
  Republic of Hungary
  4.50%, 1/29/14            10,000      0.30        10/20/15            74,067
Citigroup Global
  Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25           3,360      5.60         3/20/14          (460,290)
Deutsche Bank AG
  Republic of Brazil
  12.25%, 3/06/30              920      4.02         4/20/10           (76,683)
J P Morgan Chase
  Republic of Hungary
  4.75%, 2/03/15             1,280      0.30        10/20/15             7,227


Sale Contracts:

Citibank N.A.
  Republic of Brazil
  12.25%, 3/06/30            1,910      3.09         8/20/10           101,398
Citigroup Global
  Markets, Inc.
  Gazprom OAO
  5.875-10.50%,
  4/25/07-4/28/34           10,000      1.04        10/20/10           (92,978)
Citigroup Global
  Markets, Inc.
  Republic of Brazil
  12.25%, 3/06/30            1,932      1.98         4/20/07            43,692
Citigroup Global
  Markets, Inc.
  Republic of Brazil
  12.25%, 3/06/30            6,275      4.40         5/20/06           134,772
Citigroup Global
  Markets, Inc.
  Republic of Colombia
  8.375%, 2/15/27            3,750      1.13         1/20/07            48,524
Citigroup Global
  Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25           3,360      4.95         3/20/09           356,647
Credit Suisse
  First Boston
  Republic of Brazil
  12.25%, 3/06/30              600      6.90         6/20/07            55,530
Credit Suisse
  First Boston
  Republic of Venezuela
  9.25%, 9/15/27               950      3.17        10/20/15            18,139


ACM INCOME FUND o 25


CREDIT DEFAULT SWAP CONTRACTS (see Note C) (continued)

                      Notional                                     Unrealized
Swap Counterparty &    Amount       Interest     Termination     Appreciation/
Referenced Obligation   (000)         Rate           Date       (Depreciation)
-------------------------------------------------------------------------------

Sale Contracts
  (continued):

Deutsche Bank AG
  Republic of Brazil
  12.25%, 3/06/30        1,932        1.90%         4/20/07     $      38,936
J P Morgan Chase
  Gazprom OAO
  5.875-10.50%,
  4/25/07-4/28/34        1,380        1.04         10/20/10           (12,272)
Morgan Stanley
  Republic of Brazil
  12.25%, 3/06/30        4,800        3.80          8/20/06           170,614

REVERSE REPURCHASE AGREEMENTS (see Note C)

                           Interest
Broker                       Rate           Maturity           Amount
------------------------------------------------------------------------
Barclays Securities          1.50%           1/11/06        $  4,303,968
Merrill Lynch                3.40            1/03/06          36,280,666
Merrill Lynch                3.65            1/03/06          59,565,377
Merrill Lynch                3.70            1/03/06          23,263,471
Merrill Lynch                3.70            1/03/06          29,289,851
Merrill Lynch                3.70            1/03/06          48,014,858
Merrill Lynch                3.70            1/03/06          76,301,445
Merrill Lynch                3.70            1/03/06          78,000,847
Merrill Lynch                3.75            1/03/06         243,028,471
Merrill Lynch                3.82            1/03/06          18,127,259
                                                            ------------
                                                            $616,176,213


26 o ACM INCOME FUND


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Positions, or portion thereof, with an aggregate market value of $1,030,545,581, have been segregated to collateralize the loan payable outstanding.

(b) Positions, or portion thereof, with an aggregate market value of $628,216,989, have been segregated to collateralize reverse repurchase agreements.

(c) Positions, or portion thereof, with an aggregate market value of $400,986,525 have been segregated to collateralize open forward exchange currency contracts.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate market value of these securities amounted to $433,605,851 or 22.9% of net assets.

(e) Coupon changes periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2005.

(f) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g) Non-income producing security.

(h) Position, or portion thereof, with a market value of $8,971,092, has been segregated to collateralize margin requirements for the open futures contracts.

  Currency Abbreviations:

  ARS     - Argentine Peso
  BRL     - Brazilian Real
  COP     - Colombian Peso
  DOP     - Dominican Peso
  EUR     - Euro
  GBP     - British Pound
  IDR     - Indonesian Rupiah
  JPY     - Japanese Yen
  KRW     - South Korean Won
  MXP     - Mexican Peso
  PEN     - Peruvian Nuevo Sol
  PLN     - Polish Zloty
  TRY     - New Turkish Lira
  U.S. $  - United States Dollar

  Glossary of Terms:

  DCB     - Debt Conversion Bond
  FFCB    - Federal Farm Credit Bank
  FHLB    - Federal Home Loan Bank
  FNMA    - Federal National Mortgage Association
  FRN     - Floating Rate Note
  LOC     - Letter of Credit
  PIK     - Pay-In-Kind Payments
  TBA     - (To Be Assigned) - Securities are purchased on a forward commitment with an approximate principal amount (generally
            +/- 1.0%) and no definite maturity date. The actual principal amount and maturity will be determined upon settlement when the specific mortgage pools are assigned.
  TIPS    - Treasury Inflation Protected Security


ACM INCOME FUND o 27


COUNTRY BREAKDOWN

                                                    Percent of
  Country                                       Total Investments
-------------------------------------------------------------------
  United States                                        76.14%
  Brazil                                                5.34
  Russia                                                4.65
  Mexico                                                3.54
  Turkey                                                3.05
  Argentina                                             0.92
  Philippines                                           0.70
  Colombia                                              0.63
  United Kingdom                                        0.63
  South Korea                                           0.59
  Venezuela                                             0.59
  Peru                                                  0.45
  Germany                                               0.41
  Japan                                                 0.40
  Indonesia                                             0.33
  Canada                                                0.27
  Uruguay                                               0.20
  Romania                                               0.19
  Poland                                                0.18
  Panama                                                0.17
  Kazakhstan                                            0.08
  Nigeria                                               0.06
  Dominican Republic                                    0.05
  Jamaica                                               0.05
  Ukraine                                               0.05
  Australia                                             0.04
  Ecuador                                               0.04
  Lebanon                                               0.04
  El Salvador                                           0.03
  Hong Kong                                             0.03
  Supranational                                         0.03
  France                                                0.02
  Italy                                                 0.02
  Spain                                                 0.02
  Bulgaria                                              0.01
  Cayman Islands                                        0.01
  Ireland                                               0.01
  Netherlands                                           0.01
  South Africa                                          0.01
  Sweden                                                0.01

     All data are as of December 31, 2005. The Fund's country breakdown is expressed as a percentage of total investments and may vary over time.


28 o ACM INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
December 31, 2005


Assets
Investments in securities, at value (cost $2,952,323,755--
  including investment of cash collateral for securities
  loaned of $62,078,054)                                      $3,105,156,133(a)
Cash                                                              10,957,688
Foreign cash, at value (cost $27,169,732)                         27,151,315
Interest and dividends receivable                                 32,944,891
Unrealized appreciation on forward exchange currency
  contracts                                                        2,131,153
Receivable for variation margin on futures contracts               1,278,328
Unrealized appreciation on credit default swap contracts           1,049,546
Paydown receivable                                                     5,732
Total assets                                                   3,180,674,786

Liabilities
Reverse repurchase agreements                                    616,176,213
Loan payable                                                     400,000,000
Payable for investment securities purchased                      204,792,734
Payable for collateral received on securities loaned              62,078,054
Unrealized depreciation on forward exchange currency
  contracts                                                        2,706,497
Loan interest payable                                              2,374,251
Advisory fee payable                                               1,217,985
Unrealized depreciation on credit default swap contracts           1,079,511
Administrative fee payable                                            37,006
Accrued expenses                                                     286,932
Total liabilities                                              1,290,749,183
Net Assets                                                    $1,889,925,603

Composition of Net Assets
Capital stock, at par                                         $    2,291,313
Additional paid-in capital                                     2,133,062,232
Distributions in excess of net investment income                 (46,747,088)
Accumulated net realized loss on investments and foreign
  currency transactions                                         (344,095,571)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                    145,414,717
                                                              $1,889,925,603
Net Asset Value Per Share (based on 229,131,273
  shares outstanding)                                                  $8.25

(a)  Includes securities on loan with a value of $58,899,223 (see Note E).

     See notes to financial statements.


ACM INCOME FUND o 29


STATEMENT OF OPERATIONS
Year Ended December 31, 2005

Investment Income
Interest                                      $196,643,137
Dividends (net of foreign taxes withheld
  of $32,151)                                      253,506        $196,896,643

Expenses
Advisory fee                                    12,868,827
Custodian                                          543,446
Administrative fee                                 376,793
Transfer agency                                    324,137
Printing                                           232,953
Registration fee                                   201,613
Legal                                              140,420
Audit                                               80,822
Directors' fees                                     38,067
Miscellaneous                                       83,763
Total expenses before interest expense          14,890,841
Interest expense                                31,410,706
Total expenses                                                      46,301,547
Net investment income                                              150,595,096

Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                           21,941,120
  Swap contracts                                                       588,786
  Futures contracts                                                 21,559,475
  Written options                                                      651,518
  Foreign currency transactions                                       (316,090)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                      (37,886,079)
  Swap contracts                                                      (726,810)
  Futures contracts                                                 (4,660,410)
  Written options                                                       (5,438)
  Foreign currency denominated assets
    and liabilities                                                   (542,059)
Net gain on investment and foreign
  currency transactions                                                604,013
Net increase in Net Assets from
  Operations                                                      $151,199,109


See notes to financial statements.


30 o ACM INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS


                                                Year Ended          Year Ended
                                               December 31,        December 31,
                                                   2005                2004
-------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
from Operations
Net investment income                       $  150,595,096      $  153,564,319
Net realized gain on investment and
  foreign currency transactions                 44,424,809          40,631,704
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities           (43,820,796)        (43,962,695)
Net increase in net assets from
  operations                                   151,199,109         150,233,328

Dividends and Distributions to
Shareholders from
Net investment income                         (155,530,605)       (177,629,178)
Common Stock Transactions
Reinvestment of dividends resulting
  in the issuance of Common Stock                5,985,431          10,814,470
Total increase (decrease)                        1,653,935         (16,581,380)

Net Assets
Beginning of period                          1,888,271,668       1,904,853,048
End of period (including distributions
  in excess of net investment income
  of $46,747,088 and $44,489,589,
  respectively)                             $1,889,925,603      $1,888,271,668


See notes to financial statements.


ACM INCOME FUND o 31


STATEMENT OF CASH FLOWS
Year Ended December 31, 2005

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received            $   148,216,029
Interest expense paid                          (30,336,821)
Operating expenses paid                        (15,083,767)
Net increase in cash from operating
  activities                                                      $102,795,441

Investing Activities:
Purchases of long-term investments          (4,549,221,571)
Proceeds from disposition of long-term
  investments                                4,502,080,257
Purchases of short-term investments, net       (66,296,173)
Premiums received on written options               484,680
Proceeds from swap contracts                       588,786
Variation margin paid on futures
  contracts                                     17,910,737
Net decrease in cash from investing
  activities                                                       (94,453,284)

Financing Activities*:
Cash dividends paid                           (149,545,174)
Effect of exchange rate on cash                   (316,090)
Increase in reverse repurchase
  agreements                                   167,267,873
Net increase in cash from financing
  activities                                                        17,406,609
Net increase in cash                                                25,748,766
Cash at beginning of period                                         12,360,237
Cash at end of period                                             $ 38,109,003

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities:
Net increase in net assets from
  operations                                                      $151,199,109

Adjustments:
Decrease in interest and dividend
  receivable                                  $  1,173,079
Accretion of bond discount and
  amortization of bond premium                 (49,853,693)
Increase in interest payable                     1,073,885
Decrease in accrued expenses                      (192,926)
Net realized gain on investments
  and foreign currency transactions            (44,424,809)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities            43,820,796
Total adjustments                                                  (48,403,668)
Net Increase in Cash from Operating
  Activities                                                      $102,795,441


* Non-cash financing activities not included herein consist of reinvestment of dividends.

     See notes to financial statements.


32 o ACM INCOME FUND


NOTES TO FINANCIAL STATEMENTS
December 31, 2005


NOTE A
Significant Accounting Policies

ACM Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security;


ACM INCOME FUND o 33


and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


34 o ACM INCOME FUND


4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.


NOTE B
Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the "Advisory Agreement"), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund's average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund's average weekly net assets in excess of $250 million, and for the period January 1, 2005 through February 10, 2005, 5.25% of the Fund's daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month (the "Income Component"). For the period January 1, 2005 through February 10, 2005, such monthly advisory fee may not have exceeded in the aggregate 1/12th of 1% of the Fund's average weekly net assets during each respective month (approximately 1% on an annual basis).

Effective February 11, 2005, the terms of the Advisory Agreement were amended so that the Income Component of the advisory fee was reduced to 4.75% of the Fund's daily gross income, as described above, and so that the monthly advisory fee shall not exceed in the aggregate 1/12th of .95% of the Fund's average weekly net assets during each respective month (approximately .95% on an annual basis).


ACM INCOME FUND o 35


Under the terms of the Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended December 31, 2005, the Fund reimbursed AGIS $9,660 for such costs.

Under the terms of the Administrative Agreement, the Fund pays its Administrator, Princeton Administrators, L.P., a fee at the annual rate of .02 of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. Princeton Administrators, L.P. prepares financial and regulatory reports for the Fund and provides other administrative services.


NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005 were as follows:

                                              Purchases             Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)              $ 1,123,171,438     $   989,912,315
U.S. government securities                   3,469,353,326       3,505,947,850

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts, written options and swap contracts) are as follows:

Cost                                                           $ 3,004,842,117
Gross unrealized appreciation                                  $   144,073,831
Gross unrealized depreciation                                      (43,759,815)
Net unrealized appreciation                                    $   100,314,016

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the


36 o ACM INCOME FUND


contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexer-


ACM INCOME FUND o 37


cised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended December 31, 2005 were as follows:

                                                  Number of
                                                  Contracts           Premiums
                                                    (000)             Received
-------------------------------------------------------------------------------
Options outstanding at
  December 31, 2004                                 11,555           $ 166,838
Options written                                     26,112             413,473
Options terminated in closing purchase
  transactions                                     (15,448)           (282,438)
Options expired                                    (22,219)           (297,873)
Options outstanding at
  December 31, 2005                                     -0-          $      -0-

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.


38 o ACM INCOME FUND


As of January 1, 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Acounting Standard Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to January 1, 2004, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At December 31, 2005, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $36,889,000 with net unrealized appreciation of $863,002 and terms ranging from 1 year to 10 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a


ACM INCOME FUND o 39


Notional Amount of $8,330,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $28,559,000 as of December 31, 2005.

5. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended December 31, 2005, the Fund earned income of $2,318,861 from dollar roll transactions.

6. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended December 31, 2005, the average amount of reverse repurchase agreements outstanding was $562,288,423 and the daily weighted average annual interest rate was 3.09%.


NOTE D
Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized of which 229,131,273 shares were issued and outstanding at December 31, 2005. During the year ended December 31, 2005 and December 31, 2004, the Fund issued 728,742 and 1,328,765 shares, respectively, in connection with the Fund's dividend reinvestment plan.


NOTE E
Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or


40 o ACM INCOME FUND


interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2005, the Fund had loaned securities with a value of $58,899,223 and received cash collateral of $62,078,054, which was invested in a money market fund as included in the accompanying portfolio of investments. For the year ended December 31, 2005, the Fund earned fee income of $280,133, which is included in interest income in the accompanying statement of operations.


NOTE F
Bank Borrowing

The Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale ("SG") as Administrative Agent, and Barton Capital Corporation ("Barton") as lender. The credit facility has a maximum limit of $400 million. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund's portfolio securities as collateral. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper. The weighted average annual interest rate was 3.31% and the average borrowing was $400,000,000 for the year ended December 31, 2005. At December 31, 2005, the interest rate in effect was 4.20% and the amount of borrowings outstanding was $400,000,000.


NOTE G
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.


ACM INCOME FUND o 41


Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or the United States government.

The Fund invests in sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk--The Fund participates in a credit facility for the purpose of utilizing investment leverage. The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged, and the use of leverage techniques can add to net asset value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300%.

To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund


42 o ACM INCOME FUND


were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

NOTE H
Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                               2005                2004
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                         $ 155,530,605       $ 177,629,178
Total taxable distributions                 155,530,605         177,629,178
Total distributions paid                  $ 155,530,605       $ 177,629,178

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $ (346,510,828)(a)
Unrealized appreciation/(depreciation)                          101,082,886(b)
Total accumulated earnings/(deficit)                         $ (245,427,942)

(a) On December 31, 2005, the Fund had a net capital loss carryforward of $329,808,305 of which $67,634,579 expires in the year 2006, $67,513,083 expires in the year 2007, $8,878,672 expires in the year 2008, $48,113,872 expires in the year 2009 and $137,668,099 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with ACM Government Securities Fund and ACM Government Spectrum Fund, may apply. During the fiscal year, the Fund utilized capital loss carryforwards of $48,756,242. For the year ended December 31, 2005, the Fund deferred losses on straddles of $3,495,315. Net capital losses incurred after October 31, and within the taxable year are deemed to arise in the first business day of the Funds next taxable year. For the year ended December 31, 2005, the Fund deferred to January 1, 2006 post October capital losses of $12,170,401 and currency losses of $1,036,807.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the realization for tax purposes of unrealized gains and losses on certain derivative instruments and the difference between book and tax treatment of swap income.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency gains and losses, tax treatment of swap income, tax treatment of paydown losses, tax treatment of bond premium and distributions in excess of net investment income, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss


ACM INCOME FUND o 43


on investment and foreign currency transactions and a net decrease to additional paid-in capital. These reclassifications had no effect on net assets.


NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate


44 o ACM INCOME FUND


share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar


ACM INCOME FUND o 45


to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucion Compliant. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11,


46 o ACM INCOME FUND


2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


ACM INCOME FUND o 47


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                               Year Ended December 31,
                                            -----------------------------------------------------------------
                                                2005         2004(a)      2003         2002         2001(b)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $8.27        $8.39        $7.91        $7.87        $8.45

Income From Investment Operations
Net investment income(c)                         .66          .67          .76          .89          .76
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                    -0-        (.01)         .59          .07         (.11)
Net increase in net asset value
  from operations                                .66          .66         1.35          .96          .65

Less: Dividends and Distributions
Dividends from net investment
  income                                        (.68)        (.78)        (.87)        (.85)        (.77)
Distributions in excess of net
  investment income                               -0-          -0-          -0-          -0-        (.07)
Tax return of capital                             -0-          -0-          -0-        (.07)          -0-
Total dividends and
  distributions                                 (.68)        (.78)        (.87)        (.92)        (.84)

Less: Fund Share Transactions
Dilutive effect of rights offering                -0-          -0-          -0-          -0-        (.32)
Offering costs charged to
  paid-in-capital in
  excess of par                                   -0-          -0-          -0-          -0-        (.07)
Total fund share transactions                     -0-          -0-          -0-          -0-        (.39)
Net asset value, end of period                 $8.25        $8.27        $8.39        $7.91        $7.87
Market value, end of period                    $8.28        $8.16        $8.58        $8.46        $7.30
Premium/(Discount)                               .36%       (1.33)%       2.26%        6.95%       (7.24)%

Total Investment Return
Total investment return
  based on:(d)
  Market value                                 10.18%        4.63%       12.50%       30.60%        7.80%
  Net asset value                               8.32%        8.44%       17.66%       13.27%        3.11%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $1,889,926   $1,888,272   $1,904,853   $1,785,164   $1,764,895
Ratio to average net assets of:
  Expenses                                      2.46%        1.66%        1.67%        1.87%        2.31%
  Expenses, excluding interest
    expense(e)                                   .79%         .98%        1.10%        1.26%        1.18%
  Net investment income                         7.99%        8.27%        9.28%       11.69%        9.33%
Portfolio turnover rate                          160%         139%         276%         414%         676%
Asset coverage ratio                             443%         492%         559%         376%         379%
Bank borrowing outstanding
  (in millions)                                 $400         $400         $400         $400         $300


See footnote summary on page 49.


48 o ACM INCOME FUND


(a) As of January 1 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to January 1 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investment transactions. The effect on the per share amounts was less than $0.005. The ratio of net investment income to average net assets was decreased by 0.02%.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.05, decrease net realized and unrealized loss on investment transactions per share by $.05, and decrease the ratio of net investment income to average net assets from 9.92% to 9.33%.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale of common stock on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e) Excludes net interest expense of 1.67%, .68%, .57%, .61% and 1.13%, respectively, on borrowings (see Notes C and F).


ACM INCOME FUND o 49


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ACM Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standard require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significcant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ACM Income Fund, Inc. at December 31, 2005, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 17, 2006


TAX INFORMATION
(unaudited)

59% of the ordinary income dividends paid by the Fund during the fiscal year ended December 31, 2005, qualify as "interest related dividends" for non-U.S. shareholders.


50 o ACM INCOME FUND


ADDITIONAL INFORMATION
(unaudited)


Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Equiserve Trust Company, N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

     (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

     (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


ACM INCOME FUND o 51


The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund's, (iii) no material changes in the principal risk factors associated with investment in the Fund.


52 o ACM INCOME FUND


BOARD OF DIRECTORS


William H. Foulk, Jr.(1),(2), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Andrew M. Aran(3), Vice President
Paul J. DeNoon(3), Vice President
Michael L. Mon, Vice President
Douglas J. Peebles(3), Vice President
Michael A. Snyder(3), Vice President
Kewjin Yuoh(3), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095


Dividend Paying Agent, Transfer Agent and Registrar

Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011


Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)  Member of the Fair Value Pricing Committee.

(3) The day-to-day management of and investment decisions for the Fund are made by a team of investment professionals consisting of Messrs. Aran, DeNoon, Peebles, Snyder and Yuoh.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of ACM Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications-As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


ACM INCOME FUND o 53


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIP
DATE OF BIRTH                      OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(FIRST YEAR ELECTED*)              DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of Alliance                    106                SCB Partners,
1345 Avenue of the                 Capital Management Corporation                                             Inc.; and
Americas                           ("ACMC") since 2001 and Executive                                          SCB, Inc.
New York, NY 10105                 Managing Director of AllianceBernstein
10/2/57                            Investment Research and Manage-
(2003)                             ment, Inc. ("ABIRM") since 2003;
                                   prior thereto, Chief Executive Officer
                                   of Sanford C. Bernstein & Co., LLC
                                   (institutional research and brokerage
                                   arm of Bernstein & Co. LLC ("SCB
                                   & Co.")) and its predecessor since
                                   prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ++       Investment Adviser and an Inde-                         108                None
2 Sound View Drive                 pendent Consultant. He was for-
Suite 100                          merly Senior Manager of Barrett
Greenwich, CT 06830                Associates, Inc., a registered invest-
9/7/32                             ment adviser, with which he had
(1998)                             been associated since prior to 2001.
Chairman of the Board              He was formerly Deputy Comptroller
                                   and Chief Investment Officer of the
                                   State of New York and, prior thereto,
                                   Chief Investment Officer of the New
                                   York Bank for Savings.

Ruth Block, #, **                  Formerly Executive Vice President                       106                None
500 SE Mizner Blvd.                and Chief Insurance Officer of The
Boca Raton, FL 33432               Equitable Life Assurance Society of
11/7/30                            the United States; Chairman and Chief
(1987)                             Executive Officer of Evlico (insurance);
                                   Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty
                                   chemicals), Tandem Financial Group
                                   and Donaldson, Lufkin & Jenrette
                                   Securities Corporation; Governor
                                   at Large, National Association of
                                   Securities Dealers,Inc.


54 o ACM INCOME FUND


                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIP
DATE OF BIRTH                      OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(FIRST YEAR ELECTED*)              DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler, #                Independent Consultant. Until                           107                None
P.O. Box 167                       December 1994, he was Senior
Spring Lake, NJ 07762              Vice President of ACMC responsible
10/23/29                           for mutual fund administration. Prior
(1987)                             to joining ACMC in 1984, he was
                                   Chief Financial Officer of Eberstadt
                                   Asset Management since 1968.
                                   Prior to that, he was a Senior
                                   Manager at Price Waterhouse &
                                   Co. Member of the American Institute
                                   of Certified Public Accountants
                                   since 1953.

John H. Dobkin, #                  Consultant. Formerly President                          106                None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002, a
2/19/42                            Senior Advisor from June 1999-
(1998)                             June 2000 and President of Historic
                                   Hudson Valley (historic preservation)
                                   from December 1989-May 1999.
                                   Previously, Director of the National
                                   Academy of Design and during
                                   1988-1992, Director and Chairman
                                   of the Audit Committee of ACMC.

Michael J. Downey, #               Consultant since January 2004.                          106                Asia Pacific
c/o Alliance Capital               Formerly managing partner of                                               Fund, Inc.;
Management L.P.                    Lexington Capital, LLC (investment                                         and The
Attention:Philip L. Kirstein       advisory firm) from December 1997                                          Merger Fund
1345 Avenue of the                 until December 2003. Prior thereto,
Americas                           Chairman and CEO of Prudential
New York, NY 10105                 Mutual Fund Management from 1987
1/26/44                            to 1993.
(2005)


ACM INCOME FUND o 55


                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIP
DATE OF BIRTH                      OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(FIRST YEAR ELECTED*)              DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

D. James Guzy, #                   Chairman of the Board of PLX                            106                Intel
P.O. Box 128                       Technology (semi-conductors)                                               Corporation,
Glenbrook, NV 89413                and of SRC Computers Inc., with                                            Cirrus Logic
3/7/36                             which he has been associated since                                         Corporation,
(2005)                             prior to 2001. He is also President                                        Novellus
                                   of the Arbor Company (private                                              Corporation,
                                   family investments).                                                       Micro
                                                                                                              Component
                                                                                                              Technology,
                                                                                                              the Davis
                                                                                                              Selected
                                                                                                              Advisors
                                                                                                              Group of
                                                                                                              Mutual Funds
                                                                                                              and
                                                                                                              LogicVision

Marshall C. Turner, Jr., #         CEO of Toppan Photomasks, Inc.                          106                Toppan
220 Montgomery Street              (semi-conductor manufacturing                                              Photomasks,
Penthouse 10                       services), Austin, Texas, from 2003                                        Inc., The
San Francisco, CA                  to present, and President since                                            George Lucas
94104-3402                         company acquired in 2005, and                                              Educational
10/10/41                           name changed from DuPont                                                   Foundation,
(2005)                             Photomasks. Prior to the company's                                         Chairman
                                   sale in 2005, he was Chairman and                                          of the Board
                                   CEO. He has also been Principal of                                         of the
                                   Turner Venture Associates since 1993.                                      Smithsonian's
                                                                                                              National
                                                                                                              Museum of
                                                                                                              of Natural
                                                                                                              History


*    There is no stated term of office for the Fund's Directors.

**   Ms. Block was an "interested person", as defined in the 1940 Act, from
July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

+    Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

++   Member of the Fair Value Pricing Committee.


56 o ACM INCOME FUND


Officer Information

Certain information concerning the Fund's Officers is listed below.

NAME, ADDRESS*                POSITION(S)                   PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUND                DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
10/2/57                       Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and
5/29/45                       and Independent               Independent Compliance Officer of the
                              Compliance Officer            AllianceBernstein Funds, with which he
                                                            has been associated since October
                                                            2004. Prior thereto, he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior
                                                            to 2001 until March 2003.

Andrew M. Aran                Vice President                Senior Vice President of ACMC**, with
4/24/57                                                     which he has been associated since
                                                            prior to 2001.

Paul J. DeNoon                Vice President                Senior Vice President of ACMC**, with
4/18/62                                                     which he has been associated since
                                                            prior to 2001.

Michael L. Mon                Vice President                Vice President of ACMC**, with which
3/2/69                                                      he has been associated since prior to
                                                            2001.

Douglas J. Peebles            Vice President                Executive Vice President of ACMC**,
8/10/65                                                     with which he has been associated
                                                            since prior to 2001.

Michael A. Snyder             Vice President                Senior Vice President of ACMC**
4/18/62                                                     since May 2001 and Director of the
                                                            High Yield Portfolio Management Team.
                                                            Prior thereto, he was a Managing
                                                            Director in the high yield asset
                                                            management group at Donaldson,
                                                            Lufkin & Jenrette Securities Corporation
                                                            since prior to 2001.

Kewjin Yuoh                   Vice President                Vice President of ACMC** since
3/11/71                                                     March 2003. Prior thereto, he was a
                                                            Vice President of Credit Suisse Asset
                                                            Management since prior to 2001.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant
11/13/55                                                    General Counsel and Assistant
                                                            Secretary of ABIRM**, with which she
                                                            has been associated since prior to
                                                            2001.


ACM INCOME FUND o 57



NAME, ADDRESS*                POSITION(S)                   PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUND                DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Mark D. Gersten               Treasurer and Chief           Senior Vice President of Alliance
10/4/50                       Financial Officer             Global Investor Services, Inc.
                                                            ("AGIS")** and a Vice President of
                                                            ABIRM**, with which he has been
                                                            associated since prior to 2001.

Vincent S. Noto               Controller                    Vice President of AGIS**, with which
12/14/64                                                    he has been associated since prior to
                                                            2001.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM, AGIS and SCB&Co. are affiliates of the Fund.


58 o ACM INCOME FUND


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND'S ADVISORY AGREEMENT

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;


ACM INCOME FUND o 59


     8. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

     9. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

     10. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

     11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

     12.   the terms of the Advisory Agreement; and

     13. a report of the Fund's effective and base fee rate as compared against five competitor funds selected by the Adviser.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.


60 o ACM INCOME FUND


Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that the Fund has a separate administration agreement and pays separate administration fees to its administrator, which is not affiliated with the Adviser.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in


ACM INCOME FUND o 61


preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing performance of the Fund as compared to a fund in its Lipper category (the "Lipper Data") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Fund as compared to the Lipper General U.S. Government Funds (Leveraged) Average (the "Lipper Average") and the Lehman Brothers U.S. Aggregate Index (the "Index") for periods ended September 30, 2005 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (August 1987 inception).


62 o ACM INCOME FUND


The directors noted that in both the Lipper Data and the Lipper Average comparison, the Fund was the only fund in its category for periods beyond 1 year. The directors did not give significant weight to the Lipper Data or Lipper Average information in such circumstances. The directors noted that the Fund had significantly outperformed the Index (which, they noted, is unleveraged) in all periods reviewed. Since the Fund was the only fund in its Lipper category for all but the most recent of the periods reviewed, the directors requested additional comparative information from the Adviser. In response to such request, the Adviser provided, and the directors reviewed, a report prepared by the Adviser (the "Adviser's Report"), based on information obtained from Lipper, of the Fund's effective and base fee rate, performance, leverage methods and total expenses (including interest expense), as compared to five peer funds (two of which were open-end, and none of which utilize leverage) selected by the Adviser. The directors noted that the Fund had outperformed each of the selected peer funds in all periods (1-, 3- and 5-year periods as of September 30, 2005), and that its shares traded at a slight premium to net asset value on September 30, 2005 while the shares of the three peer closed-end funds traded at an average discount of 9.10% on that date. Since none of the peer funds utilize leverage, the directors did not place great weight on this information. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the combined advisory fee paid by the Fund to the Adviser and administrative fee paid to a third party and information in the Lipper Data concerning the combined advisory and administrative fee rate paid by the one other fund in the same Lipper category as the Fund that had been selected by Lipper and noted that the effective fee rate for this fund was materially lower than the Fund's pro forma total effective management fee rate (assuming the new lower contractual advisory fee rate implemented in February 2005 to reduce the advisory fee on the Fund's daily gross income from 525 basis points to 475 basis points had been in effect throughout fiscal 2004). The directors noted that the Fund's fee structure (pursuant to which the Fund pays a fee based on both its net asset value and its gross income) is fairly unusual in the asset management industry, although two of the peer funds identified by the Adviser have similar arrangements. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds). As a result of that


ACM INCOME FUND o 63


settlement, the Adviser's fees (i) for managing open-end high income funds are ..50% of the first $2.5 billion of average daily net assets, .45% for average daily net assets over that level to $5 billion, and .40% for average daily net assets over $5 billion; and (ii) for managing open-end low risk income funds are .45% of the first $2.5 billion of average daily net assets, .40% for average daily net assets over that level to $5 billion, and .35% for average daily net assets over $5 billion. The directors noted that each of these fee schedules, if applied to the Fund, would result in a lower fee rate than that paid by the Fund pursuant to the Advisory Agreement.

The directors reviewed information in the Adviser's Form ADV and noted that it charges institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., fixed income securities). They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors noted that at their December 14-16, 2004 meetings, the directors had requested a reduction in the advisory fees of the Fund to the levels in accordance with the fee schedules for open-end funds and deferred renewal of the Fund's Advisory Agreement pending receipt and consideration of their request by the Adviser. At their February 7-10, 2005 meeting, the directors considered and approved the Adviser's proposal to amend the Advisory Agreement to reduce the fee on the Fund's daily gross income from 5.25% to 4.75% and to cap the fee at 0.95% on an annual basis instead of the then current 1% cap.

The Lipper Data reviewed by the directors showed that the Fund's latest fiscal period pro forma actual management fee rate was 76.8 basis points (combined advisory fee payable under the Advisory Agreement and a two basis point administration fee payable to an entity that is not affiliated with the Adviser), although it would have been significantly lower if expressed as a percentage of the Fund's average weekly total assets (i.e., net assets plus assets supported by leverage).


64 o ACM INCOME FUND


The directors also reviewed information in the Adviser's Report relating to the five peer funds identified by the Adviser. The directors noted that only two of the peer funds had fee arrangements similar to that of the Fund involving the adviser receiving a percentage of the fund's gross income, and that those two funds paid their advisers a materially higher percentage of such gross income. The directors noted that the total effective fee rate of the Fund was higher than the fee rates of the peer funds. They also noted that the total expense ratios of the peer funds were significantly lower than the Fund's total expense ratio although the peer funds (other than the merged funds) were significantly smaller than the Fund. The directors concluded that the Fund's expense ratio was acceptable.

Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


ACM INCOME FUND o 65


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------
Wealth Strategies Funds
--------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------
Blended Style Funds
--------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------
Growth Funds
--------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------
Value Funds
--------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------
Taxable Bond Funds
--------------------------------
Americas Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------
Municipal Bond Funds
--------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------
Intermediate Municipal Bond Funds
--------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------
Closed-End Funds
--------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2005, Small/Mid Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. On February 1, 2006, Americas Government Income Trust was renamed Global Government Income Trust and Quality Bond Portfolio was renamed Intermediate Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


66 o ACM INCOME FUND


SUMMARY OF GENERAL INFORMATION


ACM Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation "ACM IncFd." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


ACM INCOME FUND o 67


NOTES


68 o ACM INCOME FUND


-------------------------------------------------------------------------------
Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
-------------------------------------------------------------------------------


ACM INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


INCAR1205


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                                                          Audit-Related
                                                           Audit Fees         Fees         Tax Fees
                                                           ----------    -------------     --------
                                             2004           $58,000         $10,030          $17,880
                                             2005           $60,000         $ 3,100          $18,900

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                                Total Amount of
                                                                                Foregoing Column
                                                                               Pre-approved by the
                                                           All Fees for          Audit Committee
                                                        Non-Audit Services    (Portion Comprised of
                                                         Provided to the        Audit Related Fees)
                                                      Portfolio, the Adviser  (Portion Comprised of
                                                      and Service Affiliates         Tax Fees)
                                                      ----------------------  ---------------------
                                             2004            $985,628            [$102,910]
                                                                                 ($ 85,030)
                                                                                 ($ 17,880)
                                             2005            $848,540            [$192,000]
                                                                                 ($173,100)
                                                                                 ($ 18,900)


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Ruth Block
Michael J. Downey
David H. Dievler
William H. Foulk, Jr
John H. Dobkin
D. James Guzy
Marshall C. Turner, Jr.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

October 2005

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of and investment decisions for the Fund's portfolio are made by the ACM Income Fund Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                       Principal Occupation
                                       During the Past
Employee; Year; Title                  Five (5) Years
------------------------------------------------------------------------------
Andrew Aran; since 2002;               Senior Vice President of ACMC with
Senior Vice President of ACMC          which he has been associated since
                                       prior to 2000.

Paul DeNoon; since 2002;               Senior Vice President of ACMC with
Senior Vice President of ACMC          which he has been associated since
                                       prior to 2000.

Douglas J. Peebles; since 2002;        Executive Vice President of ACMC with
Executive Vice President of ACMC       which he has been associated since
                                       prior to 2000.

Michael Snyder; since 2002;            Senior Vice President of ACMC with
Senior Vice President of ACMC          which he has been associated since
                                       prior to 2000.

Kewjin Yuoh; since 2003;               Vice President of ACMC with which
Vice President of ACMC                 he has been associated since prior
                                       to 2000.


(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2005.

REGISTERED INVESTMENT COMPANIES
(excluding the Fund)


                                                           Number of          Total Assets
                                                           Registered         of Registered
                         Total Number    Total Assets      Investment         Investment
                         of Registered   of Registered     Companies          Companies
                         Investment      Investment        Managed with       Managed with
Portfolio                Companies       Companies         Performance-       Performance-
Manager                  Managed         Managed           based Fees         based Fees
--------------------------------------------------------------------------------------------
Andrew Aran                 1              118,855,462         NONE              NONE
Paul DeNoon                 9            3,817,439,190         NONE              NONE
Douglas J. Peebles          2              758,722,802         NONE              NONE
Michael Snyder              5              364,327,421         NONE              NONE
Kewjin Yuoh                 3            1,636,205,821         NONE              NONE


POOLED INVESTMENT VEHICLES

                                                          Number             Total Assets
                                                          of Pooled          of Pooled
                        Total Number    Total Assets      Investment         Investment
                        of Pooled       of Pooled         Vehicles           Vehicles
                        Investment      Investment        Managed with       Managed with
Portfolio               Vehicles        Vehicles          Performance-       Performance-
Manager                 Managed         Managed           based Fees         based Fees
----------------------------------------------------------------------------------------
Andrew Aran               NONE          NONE                 NONE              NONE
Paul DeNoon               4             7,282,230,675        NONE              NONE
Douglas J. Peebles        3               829,324,752        NONE              NONE
Michael Snyder            20              184,133,757        NONE              NONE
Kewjin Yuoh               NONE          NONE                 NONE              NONE

OTHER ACCOUNTS

                                                           Number of          Total Assets
                         Total Number    Total Assets      Other Accounts     of Other
                         of Other        of Other          Managed with       Accounts with
Portfolio                Accounts        Accounts          Performance-       Performance-
Manager                  Managed         Managed           based Fees         based Fees
------------------------------------------------------------------------------------------
Andrew Aran               2              188,111,810          2                188,111,810
Paul DeNoon               NONE         NONE                   NONE             NONE
Douglas J. Peebles        1               42,911,309          NONE             NONE
Michael Snyder            1               73,506,281          NONE             NONE
Kewjin Yuoh               8            1,044,424,636          1                515,977,908

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.
Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:
Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(1)


(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.


(iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(a) (4) The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of the Fund's fiscal year ended December 31, 2005 is set forth below:

                                              DOLLAR RANGE OF EQUITY
                                              SECURITIES IN THE FUND
-------------------------------------------------------------------------
Andrew Aran                                    None
Paul DeNoon                                    None
Douglas J. Peebles                             None
Michael Snyder                                 None
Kewjin Yuoh                                    None



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (a) (1)     Code of Ethics that is subject to the disclosure of Item 2 hereof

     12 (b) (1)     Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)     Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Income Fund, Inc.

By:    /s/ Marc O. Mayer
       -------------------
       Marc O. Mayer
       President

Date:  February 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Marc O. Mayer
       -------------------
       Marc O. Mayer
       President

Date:  February 28, 2006

By:    /s/ Mark D. Gersten
       -------------------
       Mark D. Gersten
       Treasurer and Chief Financial Officer

Date:  February 28, 2006